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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 9, 2000

                               QUIDEL CORPORATION

               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-10961                  94-2573850
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


              10165 McKeller Court
                   San Diego, CA                                      92121
      (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (858) 552-1100

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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      ITEM 5. OTHER EVENTS.

      On August 9, 2000, the Board of Directors of Quidel Corporation (the "Registrant") approved amendments to the Registrant's Bylaws. A copy of the Bylaws of the Registrant, as amended on August 9, 2000, is attached as
Exhibit 3.2 hereto and is hereby incorporated herein by reference.

      ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

      (c)   EXHIBITS.

      Exhibit 3.2. Bylaws of Quidel Corporation as amended on August 9, 2000.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             QUIDEL CORPORATION

Date:    11/3/00                             By:  /S/ CHARLES J. CASHION
      -------------                               ----------------------
                                                  Charles Cashion
                                                  Senior Vice President,
                                                  Corporate Operations
                                                  Chief Financial Officer and
                                                  Secretary


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
3.2                  Bylaws of Quidel Corporation as amended on August 9, 2000.


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